February 12, 1999


Dear Declaration Contract or Certificate Owner:

I am writing to ask you to consider an important matter that will affect your annuity contract or certificate. Some or all of the value of your variable insurance contract or certificate issued by either John Hancock Mutual Life Insurance Company or John Hancock Variable Life Insurance Company (the "insurance companies") is invested in the John Hancock V.A. World Bond Fund (the "fund"). The insurance companies hold shares of the V.A. World Bond Fund in separate accounts for the purpose of funding your annuity payments. For this reason, you have the right to instruct your insurance company how to vote the fund shares attributable to your variable insurance contract or certificate.


Since its inception in August 1996, the fund has invested heavily in foreign bonds as well as bonds issued by multinational organizations and the U.S. government. In recent years it has become difficult to post strong returns with this strategy because of increasing instability in the foreign markets coupled with the growing strength of the U.S. dollar.

For this reason, the fund's trustees are recommending the merger of the fund into the John Hancock V.A. Strategic Income Fund, which invests in U.S. government bonds and high-yield U.S. corporate bonds as well as foreign bonds. Through its broader investment approach, the V.A. Strategic Income Fund allows investors to participate in foreign investments without being as vulnerable to potential downturns overseas.

This proposed merger has been unanimously approved by the fund's Board of Trustees, who believe it will benefit the fund's shareholders and, indirectly, holders of variable contracts or certificates based on the fund. The merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

No matter what size your investment may be, your instructions are important. I urge you to review the enclosed materials and to complete, sign and return the enclosed voting instruction card to the insurance company, which will vote its shares in the fund in accordance with your instructions. Your prompt response will help avoid the need for additional mailings at the fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call a Declaration customer service representative at 1-800-824-0335, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern Time. I thank you for your prompt attention to this matter.

                                               Sincerely,



                                               /s/Edward J. Boudreau, Jr.
                                               --------------------------
                                               Edward J. Boudreau, Jr.
                                               Chairman and CEO
                                               John Hancock V.A. World Bond Fund





The Declaration Variable Annuity is issued by John Hancock Mutual Life Insurance Company, or its subsidary John Hancock Variable Life
Insurance Company+, Boston, MA 02117. +Not Licensed in New York


                                                                    VA09PXL 2/99
                                                                    FORM JHFI 95

Q: What are the benefits of merging the V.A. World Bond Fund into the V.A. Strategic Income Fund?

A: The V.A. Strategic Income Fund has a much wider investment scope than the V.A. World Bond Fund. As owner of a variable contract or certificate based on the V.A. Strategic Income Fund, you can continue to participate in the international sector while opening your portfolio to a broad range of opportunities in the U.S. government and corporate high-yield sectors. This diversification will also help to make your investment less dependent upon the success of international markets.

         In addition, the V.A. Strategic Income Fund's larger asset base after the merger may allow for lower operating expenses than the V.A. World Bond Fund has now. Following the merger, annual fees are projected to be 0.85%, down from 1.00%. These projected lower expenses should help bolster an investment's total return over time.

Q: How does the V.A. Strategic Income Fund's strategy compare with that of the V.A. World Bond Fund?

A: The V.A. Strategic Income Fund seeks a high level of current income, while the V.A. World Bond Fund seeks a high total investment return from current income and capital appreciation. Although both funds invest in foreign bonds as well as U.S. government and agency securities, the V.A. World Bond Fund has traditionally focused on international sectors and multinational organizations. The V.A. Strategic Income Fund invests in domestic corporate bonds as well as foreign and U.S. government bonds, providing greater diversification so investors are less vulnerable to weakness in any single sector.

         The U.S. corporate portion of the V.A. Strategic Income Fund's portfolio typically focuses on corporate high-yield bonds. These bonds entail some credit risk, which the fund's management team minimizes by applying a relatively conservative investment approach. This strategy also allows the V.A. Strategic Income Fund to seek higher current income than the V.A. World Bond Fund.

Q:       Who manages the V.A. Strategic Income Fund?


A: The V.A. Strategic Income Fund is managed by a team of portfolio managers led by Frederick L. Cavanaugh, Jr., a senior vice president with more than 25 years of investment experience. His expertise includes the high yield bond market and international economies, and he has led the fund's management team since its inception on August 29, 1996.

         With the merger of the V.A. World Bond Fund into the V.A. Strategic Income Fund, Mr. Cavanaugh and his team will allocate the fund's assets among domestic and foreign bonds, emphasizing bond sectors where they see the strongest opportunities at any given time.


Q:       How has the V.A. Strategic Income Fund performed?

A: Although past performance does not guarantee future results, the V.A. Strategic Income Fund has been a steady performer. The fund's shares have posted average annual total returns of 10.50% for the 12-month period ending June 30, 1998 and 12.65% since inception on August 29, 1996.* To review the V.A. Strategic Income Fund in more detail, please refer to the John Hancock Declaration Trust prospectus and the V.A. Strategic Income Fund's most recent annual and semiannual reports, all of which are enclosed.

         * Performance figures assume all distributions are reinvested. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Q:       How do I provide my voting instructions?

A: Complete, sign and return the enclosed voting instruction card using the postage-paid envelope provided.

Q:       How will the merger happen?

A: If the merger is approved, the insurance companies' V.A. World Bond Fund shares will be exchanged for V.A. Strategic Income Fund shares, using the funds' net asset value share prices as of the close of trading on March 26, 1999. This exchange will not affect the total dollar value of the insurance companies' investment or your rights under your variable contract or certificate.


Q:       Will the merger affect my contract or certificate rights?

A: The insurance companies have advised the V.A. World Bond Fund that as contract or certificate owners in an annuity, you will continue to receive income payments according to the payout option you have chosen under the contract or certificate prospectus. The merger will not affect your contract or certificate rights, except that your variable payments will depend on the performance of the V.A. Strategic Income Fund instead of the V.A. World Bond Fund.


Q:       Will the merger have tax consequences?

A: The merger is intended to qualify as a tax-free reorganization for federal income tax purposes and therefore will not result in the recognition of gain or loss by the funds or the insurance companies, nor will it affect your taxes as owner of a variable contract or certificate.

Q: Will the transfer of my units from the V.A. World Bond Fund to the V.A. Strategic Income Fund be a taxable event?

A: No! One of the many advantages of investing in a variable annuity is the ability to transfer your assets to any of the investment options available tax-free (no Form 1099R will be generated).


Q: Will the transfer due to the merger count towards the 12 free transfers allowed per contract or certificate year?

A: No, the merger transfer will be free and it will not count toward your allowable 12 free transfers per contract or certificate year on your Declaration Variable Annuity.


Q: What if I don't want to have my units of the V.A. World Bond Fund transferred to the V.A. Strategic Income Fund?

A: Prior to the merger, you may contact a Declaration Customer Service Representative at 1-800-824-0335, Monday through Friday between 8:00 a.m. and 6:00 p.m. Eastern Time and request a transfer of your V.A. World Bond Fund units to any of the 13 other Declaration investment portfolios or Fixed Account options (if available in your state). Please consult with your investment professional prior to reallocating your assets.

                        JOHN HANCOCK V.A. WORLD BOND FUND
                  (a series of John Hancock Declaration Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                        NOTICE OF MEETING OF SHAREHOLDERS
                          SCHEDULED FOR MARCH 18, 1999

This is the formal agenda for the fund's shareholder meeting. It tells contract owners and the insurance companies what matters will be voted on and the time and place of the meeting. The insurance companies are owners of the fund's shares. The insurance companies will vote their V.A. World Bond Fund shares as instructed by their contract or certificate owners, who are also referred to in the proxy materials as "shareholders" for this limited purpose.

To the shareholders of John Hancock V.A. World Bond Fund:

A shareholder meeting for V.A. World Bond Fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund. Under this Agreement, V.A. World Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. World Bond Fund. V.A. Strategic Income Fund would also assume V.A. World Bond Fund's liabilities. V.A. World Bond Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

2.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 22, 1999 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card). If shareholders do not return their proxies in sufficient numbers, the fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                 By order of the Board of Trustees,


                                 /s/Susan S. Newton
                                 ------------------
                                 Susan S. Newton
                                 Secretary

February 12, 1999

VA09PX 2/99

                               PROXY STATEMENT OF
                        JOHN HANCOCK V.A. WORLD BOND FUND
                  (a series of John Hancock Declaration Trust)

                                 PROSPECTUS FOR
                     JOHN HANCOCK V.A. STRATEGIC INCOME FUND
                  (a series of John Hancock Declaration Trust)

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of John Hancock V.A. World Bond Fund into John Hancock V.A. Strategic Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

                  o V.A. World Bond Fund will transfer all of its assets to V.A. Strategic Income Fund.
                           V.A. Strategic Income Fund will assume V.A. World Bond Fund's liabilities.

                  o        V.A.  Strategic Income Fund will issue shares to V.A.
                           World Bond Fund in an amount equal to the value of V.A. World Bond Fund's shares. These shares will be distributed to V.A. World Bond Fund's shareholders in proportion to their holdings on the reorganization date.

                  o        The reorganization will be tax-free.

                  o V.A. World Bond Fund will be liquidated and fund shareholders will become shareholders of V.A. Strategic Income Fund.

Shares of V.A. Strategic Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of V.A. Strategic Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why V.A. World Bond Fund's Trustees are Recommending the Reorganization

V.A. World Bond Fund's Trustees believe that reorganizing the fund into a larger fund with similar investment policies will enable the shareholders of the fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the Trustees recommend that V.A. World Bond Fund's shareholders vote FOR the reorganization.


         ---------------------------------------------------------------------------------------------
         Where to Get More Information
         ------------------------------------------------ --------------------------------------------
         Prospectus of V.A. World Bond Fund and V.A.      In the same envelope as this proxy
         Strategic Income Fund dated May 1, 1998.         statement and prospectus. Incorporated by
                                                          reference into this proxy statement and
                                                          prospectus.
         ------------------------------------------------
         V.A. Strategic Income Fund's annual and
         semiannual reports to shareholders.
         ------------------------------------------------
         V.A. World Bond Fund's annual and semiannual
         reports to shareholders.
                                                          --------------------------------------------
         ------------------------------------------------
         A statement of additional information dated      On file with the Securities and Exchange
         February 12, 1999.  It contains additional       Commission ("SEC") and available at no
         information about V.A. World Bond Fund and       charge by calling    1-800-824-0335.
         V.A. Strategic Income Fund.                      Incorporated by reference into this proxy
                                                          statement and prospectus.
                                                          --------------------------------------------
         ------------------------------------------------
         To ask questions about this proxy statement      Call our toll-free telephone
         and prospectus.                                  number: 1-800-824-0335.
         ------------------------------------------------ --------------------------------------------



           The date of this proxy statement and prospectus is February 12, 1999.

                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
INTRODUCTION                                                           4
SUMMARY                                                                4
INVESTMENT RISKS                                                      11
PROPOSAL TO APPROVE THE AGREEMENT
    AND PLAN OF REORGANIZATION                                        12
CAPITALIZATION                                                        15
ADDITIONAL INFORMATION ABOUT
    THE FUNDS' BUSINESSES                                             16
BOARDS' EVALUATION AND RECOMMENDATION                                 16
VOTING RIGHTS AND REQUIRED VOTE                                       17
INFORMATION CONCERNING THE MEETING                                    17
OWNERSHIP OF SHARES OF THE FUNDS                                      19
EXPERTS                                                               19
AVAILABLE INFORMATION                                                 20

                                    EXHIBITS

A. Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund (attached to this document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by V.A. World Bond Fund's Board of Trustees to solicit proxies to be voted at a special meeting of V.A. World Bond Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of V.A. World Bond Fund into V.A. Strategic Income Fund.

Who is Eligible to Vote?

Shareholders of record on January 22, 1999 (record date) are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. As of the record date, the insurance companies, on behalf of the separate accounts, were shareholders of record of V.A. World Bond Fund. The insurance companies will vote shares of V.A. World Bond Fund held by them in accordance with voting instructions received from contract owners for whose accounts the shares are held. The enclosed voting instruction card will be used by the insurance companies to receive voting instructions from contract owners. The notice of meeting, the proxy card (voting instruction card), the proxy statement and prospectus are being mailed to the insurance companies and contract owners on or about February 12, 1999.

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. Shareholders should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary. Information about rights of a holder of a variable contract can be obtained from the John Hancock Declaration Annuity Prospectus.



Comparison of V.A. World Bond Fund to V.A. Strategic Income Fund
----------------------------- -------------------------------------- ----------------------------------------------
                                         V.A. World Bond                         V.A. Strategic Income
----------------------------- -------------------------------------- ----------------------------------------------
Business:                     A non-diversified series of John       A diversified series of John Hancock
                              Hancock Declaration Trust. The trust   Declaration Trust.  The trust is an open-end
                              is an open-end investment company      investment company organized as a
                              organized as a Massachusetts           Massachusetts business trust.
                              business trust.
----------------------------- -------------------------------------- ----------------------------------------------
Net assets as of June 30,     $2.4 million.                          $10.8 million.
1998:
----------------------------- -------------------------------------- ----------------------------------------------
Investment adviser and        John Hancock Advisers, Inc.            John Hancock Advisers, Inc.
portfolio managers:
                              In September, 1998, Mr. Cavanaugh      Fredrick L. Cavanaugh, Jr.
                              and Mr. Ho joined your fund's          -Senior V.P. of adviser
                              portfolio management team:             -Joined team in 1996
                                                                     -Joined adviser in 1986
                              Fredrick L. Cavanaugh, Jr.             -Began career in 1975
                              -Senior V.P. of adviser
                              -Joined team in 1998                   Arthur N. Calavritinos, CFA
                              -Joined adviser in 1986                -V.P. of adviser
                              -Began career in 1975                  -Joined team in 1996
                                                                     -Joined adviser in 1988
                              James K. Ho, CFA                       -Began career in 1986
                              -Exec. V.P. of adviser
                              -Joined team in 1998
                              -Joined adviser in 1985
                              -Began career in 1977

                              Anthony A. Goodchild
                              -Senior V.P. of adviser
                              -Joined team in 1994
                              -Joined adviser in 1994
                              -Began career in 1968
----------------------------- -------------------------------------- ----------------------------------------------






----------------------- ------------------------------------------------- --------------------------------------
                                      V.A. World Bond Fund                     V.A. Strategic Income Fund
----------------------- ------------------------------------------------- --------------------------------------
Investment objective/   The fund seeks a high total investment return,    The fund seeks a high level of
Primary investments:    a combination of current income and capital       current income. This objective can
                        appreciation.  This objective can be changed      be changed without shareholder
                        without shareholder approval.                     approval.

                        The fund invests primarily (at least 65% of       The fund invests primarily in:
                        assets) in:
                                                                          o   Foreign government and
                        o  Debt securities issued or guaranteed by        corporate debt securities from
                        foreign governments and companies,  including     developed and emerging     markets;
                        those in emerging markets;                        o   U.S. Government and agency
                        o  U.S. Government and agency securities    and   securities; and
                        municipal securities; and                         o   U.S. junk bonds rated as low
                        o  Multinational organizations such as the        as CC/Ca and their unrated
                        World Bank.                                       equivalents.

                        The fund normally invests in securities
                        denominated in at least three currencies,
                        including the U.S. dollar.
----------------------- ----------------------------------------------------------------------------------------
Foreign debt            Each fund may invest in foreign debt securities without any percentage limit.  Each
securities:             fund limits its investment in government securities of any one country to 25% of total assets.
----------------------- ------------------------------------------------- --------------------------------------
Junk bonds:             The fund may invest up to 35% of total assets The
                        fund may invest  without limit in in junk bonds rated as
                        low as  CCC/Caa  and their  junk  bonds  rated as low as
                        CC/Ca   and   unrated    equivalents.    their   unrated
                        equivalents.
----------------------- ------------------------------------------------- --------------------------------------
Equity securities:      The fund does not invest in equity securities.    The fund may invest up to 10% of net
                        However, the fund may invest in preferred         assets in U.S. or foreign equity
                        stock, convertible securities and other debt      securities.
                        securities that have rights (warrants) to
                        acquire equity securities.
----------------------- ------------------------------------------------- --------------------------------------
Diversification:        The fund is non-diversified and can invest more   The fund is diversified and, with
                        than 5% of total assets in securities of a        respect to 75% of total assets,
                        single issuer.                                    cannot invest more than 5% of total
                                                                          assets in securities of a single
                                                                          issuer.
----------------------- ------------------------------------------------- --------------------------------------
Pay-in-kind, delayed    The fund may not invest in pay-in-kind, delayed   The fund may invest in pay-in-kind,
and zero coupon debt    and zero coupon debt securities.                  delayed and zero coupon debt
securities:                                                               securities.
----------------------- ------------------------------------------------- --------------------------------------






---------------------- --------------------------------------------------- ------------------------------------
                                      V.A. World Bond Fund                     V.A. Strategic Income Fund
---------------------- ----------------------------------------------------------------------------------------
Illiquid  securities:  Each fund may invest up to 15% of net assets in  illiquid securities.

---------------------- ----------------------------------------------------------------------------------------
Financial futures      Each fund may invest without limit in financial futures, options on futures and
and related options;   options on securities and indices.
options on
securities and
indices:
---------------------- ----------------------------------------------------------------------------------------
Currency  contracts:   Each fund may enter into currency contracts for hedging or speculative purposes.
---------------------- ----------------------------------------------------------------------------------------
Structured             Each fund may invest without limit in structured securities, which include indexed
securities:            and/or leveraged mortgage-backed and other debt securities.
---------------------- ----------------------------------------------------------------------------------------
When-issued and        Both funds may purchase  when-issued  securities and purchase or
forward commitment     sell securities in forward commitment transactions.
transactions:
---------------------- ----------------------------------------------------------------------------------------
Short-term  trading:   Neither fund is subject to any  limitations  on short-term trading.
---------------------- ----------------------------------------------------------------------------------------
Repurchase             Both funds may invest without limitation in repurchase agreements.
agreements:
---------------------- ----------------------------------------------------------------------------------------
Securities  lending:   Each fund may lend  portfolio  securities up to 33 1/3% of total assets.
---------------------- ----------------------------------------------------------------------------------------
Short-term             Each fund may invest without limit in cash and cash equivalents for temporary
securities:            defensive purposes.
---------------------- ----------------------------------------------------------------------------------------
Borrowing and          The funds are not permitted to borrow except from banks for temporary or short-term
reverse repurchase     purposes and only if after the borrowing there is asset coverage of at least 300%.
agreements:            Each fund is permitted to enter into reverse repurchase agreements in amounts not to exceed 33 1/3% of the value of the  fund's  total  assets
                       (including the amount borrowed).
---------------------- ----------------------------------------------------------------------------------------
Mortgage-backed and    Each fund may invest without limitation in mortgage-backed securities.  V.A. Strategic
asset-backed           Income Fund may also invest without limit in asset-backed securities.
securities:
---------------------- ----------------------------------------------------------------------------------------

The Funds' Expenses

Both funds pay various expenses. The first two expense tables appearing below show the expenses for the twelve-month period ended June 30, 1998, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

V.A. World Bond Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 0.00%
Maximum sales charge imposed on
reinvested dividends                                                 none
Maximum deferred sales charge                                        none
Redemption fee                                                       none
Exchange fee                                                         none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                                      0.75%
Other expenses                                                      1.56%
Total fund operating expenses                                       2.31%
Expense reimbursement (at least until 12/31/99) (1)                 1.31%
Actual operating expenses                                           1.00%

Example
                                      Year 1    Year 3     Year 5       Year 10
At end of period                       $102      $595     $1,116        $2,544

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

V.A. Strategic Income Fund

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                               0.00%
Maximum sales charge imposed on
reinvested dividends                                               none
Maximum deferred sales charge                                      none
Redemption fee                                                     none
Exchange fee                                                       none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                                     0.60%
Other expenses                                                     0.53%
Total fund operating expenses                                      1.13%
Expense reimbursement (at least until 12/31/99) (1)                0.28%
Actual operating expenses                                          0.85%

Example
                                     Year 1     Year 3     Year 5       Year 10
At end of period                      $87       $331       $595        $1,350

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

Pro Forma Expense Table

The following expense table shows the pro forma expenses of V.A. Strategic Income Fund assuming that a reorganization with V.A. World Bond Fund occurred on June 30, 1997. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended June 30, 1998, adjusted to reflect any changes. V.A. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on June 30, 1997. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of V.A. Strategic Income Fund's actual expenses or returns, either past or future.

V.A. Strategic Income Fund (PRO FORMA)
(Assuming reorganization with V.A. World Bond Fund)

Shareholder transaction expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                0.00%
Maximum sales charge imposed on
reinvested dividends                                                none
Maximum deferred sales charge                                       none
Redemption fee                                                      none
Exchange fee                                                        none

Annual fund operating expenses
(as a % of average net assets)
Management fee                                                     0.60%
Other expenses                                                     0.57%
Total fund operating expenses                                      1.17%
Expense reimbursement (at least until 12/31/99) (1)                0.32%
Actual operating expenses                                          0.85%

Pro Forma Example

                                     Year 1     Year 3     Year 5       Year 10
At end of period                       $87       $366       $665        $1,518

(1) The fund's adviser has agreed to limit other expenses to 0.25% for at least one year.

The Reorganization

          o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on March 26, 1999, but may occur on any later date before October 31, 1999. V.A. World Bond Fund will transfer all of its assets to V.A. Strategic Income Fund. V.A. Strategic Income Fund will assume V.A. World Bond Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

          o       V.A. Strategic Income Fund will issue to V.A. World Bond
                  Fund shares in an amount equal to the aggregate net asset value of V.A. World Bond Fund's shares. These shares will be distributed immediately to V.A. World Bond Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. World Bond Fund will end up as shareholders of V.A. Strategic Income Fund.

          o After the reorganization is over, V.A. World Bond Fund will be terminated.

          o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.



V. A. World Bond           V. A. World Bond Fund           V.A. Strategic Income
Fund transfers assets      assets and liabilities          Fund receives assets
& liabilities to V.A.   --------------->---------------    & assumes liabilities
Strategic Income                                           of V.A. World Bond
Fund                                                       Fund



Shareholders            ---------------<---------------    Issues Shares

                 V.A. World Bond Fund receives V.A. Strategic Income Fund shares and distributes them to its shareholders.



Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets: V.A. World Bond Fund--0.75% and V.A. Strategic Income Fund--0.60%. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than V.A. World Bond Fund's management fee rate of 0.75%. V.A. World Bond Fund's gross total annual operating expenses of 2.31% are substantially higher that those of V.A. Strategic Income Fund which are 1.13%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, V.A. World Bond Fund's total annual operating expenses (1.00%) are higher than those of V.A. Strategic Income Fund (0.85%). After the reorganization, V.A. Strategic
Income Fund's pro forma total annual operating expenses (0.85%) are less than those of V.A. World Bond Fund's gross total annual operating expenses (2.31%) and net total annual operating expenses (1.00%).



                                INVESTMENT RISKS

The funds are  exposed to various  risks that could cause  shareholders  to lose money on their  investments  in the funds.  The  following  table shows that the risks  affecting  each fund are similar and  compares the risks  affecting  each fund.
------------------------------- ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund                            V.A. Strategic Income Fund
------------------------------- ------------------------------------------------------------------------------------
Risks of debt securities        The  value  of the  funds'   portfolios  will change in response to movements
                                of the  bond  market.  As  with  any  fund  that invests primarily in debt securities,  a rise in  interest  rates  typically  causes  the value of debt  securities and hence the value of the fund to  fall.  A fall in interest  rates  typically  causes  the  value of debt  securities  to rise.
                                Debt  securities  held  by the  funds  are  also subject  to  the  risk that  the  issuer  of  a  security will have its credit rating downgraded, will default or will  otherwise fail to meet its obligations.
------------------------------- ------------------------------------------------------------------------------------
Risks of lower-rated  below     The value of below investment grade debt securities, also called junk bonds,
investment grade debt           fluctuates more than higher rated  debt  securities and there is a greater
securities                      risk of loss of principal and income. Lower ratings reflect a greater possibility of an adverse change in the financial condition of the issuer.
                                The market price and liquidity of below investment grade securities generally respond more to short-term developments affecting the issuer of below investment grade debt securities than of higher rated securities because these developments are perceived to have a closer relationship to the ability of an issuer to meet its obligations.
                                ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund may invest up to 35% of   V.A. Strategic Income Fund may
                                its assets in these securities, has invested   invest without limit in these
                                in these securities in the past, and has       securities.   To the extent that
                                been subject to these risks.                   the fund invests in these
                                                                               securities, it is exposed to these
                                                                               risks.
------------------------------- ------------------------------------------------------------------------------------
Risks of equity securities      The market value of equity securities  may  move  up  and  down,  sometimes rapidly and  unpredictably.  These  fluctuations may cause  the  stock to be worth  less than the price  originally  paid for it,  or less than it was worth at an earlier time.
                                ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund does not invest              V.A. Strategic Income Fund may
                                directly in equity securities.  However, the      invest up to 10% of its assets in
                                fund may acquire equity securities as a           equity securities. To the extent
                                result of investing in convertible                that the fund invests in these
                                securities, preferred stock and other debt        securities, it is exposed to these
                                instruments with rights to acquire equity         risks.
                                securities attached.  If the fund acquired
                                equity securities, it would be exposed to
                                these risks.
------------------------------- ---------------------------------------------- -------------------------------------
Diversification risks           The fund is  non-diversified,  which means        The  fund is  diversified  and  not
                                that it can invest  more of its  assets           subject  to the risk  of
                                in a single  issuer  than  a fund  that  is       non-diversification.
                                diversified. To the extent the fund invests more
                                of its  assets in a single  issuer,  the  fund's
                                share price may be adversely  affected by events
                                affecting that issuer.
------------------------------- ---------------------------------------------- -------------------------------------







------------------------------- ---------------------------------------------- -------------------------------------
                                V.A. World Bond Fund                           V.A. Strategic Income Fund
------------------------------- ------------------------------------------------------------------------------------
Foreign securities and          Each fund's investments in foreign securities are subject to the risks of adverse
currency risks                  foreign  government  actions,  political instability or a lack of adequate and accurate information.  Also,  currency exchange rate  movements  could  reduce gains or  create losses. The risks of international investing are higher  in emerging  markets  such as  those of Latin America and Southeast Asia.
------------------------------- ------------------------------------------------------------------------------------
Risks of restricted and         Each fund's investments in restricted and illiquid securities may be difficult or
illiquid securities             impossible to sell at a desirable time or a fair price.  Restricted and illiquid securities also present a greater risk of inaccurate valuation.
------------------------------- ------------------------------------------------------------------------------------
Risks of unleveraged            Unleveraged derivative instruments involve the risk that a rise in  interest rates
derivative  instruments         will  cause  the value of the instrument to fall. A fall in interest  rates will
including asset-backed and      typically cause the value of these  instruments to rise.  These  instruments are
mortgage-backed securities      also subject to the risk that the issuer will default or otherwise fail to meet its  obligations.  In addition,  mortgage-backed securities are subject to the risk that the life of the  security  will be  extended  beyond  its expected repayment time. This typically  occurs during  periods  of  rising  interest
                                rates and often  reduces  the  security's  value.   During periods of falling
                                interest rates, unanticipated prepayments  may occur  which also  reduces  the security's value.
------------------------------- ------------------------------------------------------------------------------------
Risks of derivative             Many  derivative  instruments  involve  leverage,   which  increases  market risks.
instruments,  including         Leverage  magnifies gains and losses on  derivatives  relative to changes in the
financial  futures,             value of underlying assets. If a derivative is used for hedging purposes, changes
options on  futures,            in the value of the  derivative  may not match those of the hedged asset.  Over the
securities  and  index          options,  counter  derivatives  may be illiquid or hard to value  accurately.
the swaps,  caps,  floors,      In addition, other party may default on its  obligations.  If markets for
collars and structured          underlying assets do  not move in the right  direction,  a fund's performance may
securities                      be worse than if it had not used derivatives.
------------------------------- ------------------------------------------------------------------------------------

                        PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

                          Description of Reorganization

Shareholders are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

       o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on March 26, 1999, but may occur on any later date before October 31, 1999. V.A. World Bond Fund will transfer all of its assets to V.A. Strategic Income Fund and V.A. Strategic Income Fund will assume all of V.A. World Bond Fund's liabilities. This will result in the addition of V.A. World Bond Fund's assets to V.A. Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

        o         V.A. Strategic Income Fund will issue to V.A. World Bond
                  Fund shares in an amount equal to the aggregate net asset value of V.A. World Bond Fund's shares. As part of the liquidation of V.A. World Bond Fund, these shares will be distributed immediately to shareholders of record of V.A. World Bond Fund in proportion to their holdings on the reorganization date. As a result, shareholders of V.A. World Bond Fund will end up as shareholders of V.A. Strategic Income Fund.

        o After the reorganization is over, the existence of V.A. World Bond Fund will be terminated.

Reasons for the Proposed Reorganization

The Board of Trustees of V.A. World Bond Fund believes that the proposed reorganization will be advantageous to the shareholders of V.A. World Bond Fund for several reasons. The Board of Trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering more diversification. V.A. Strategic Income Fund has a larger asset size than V.A. World Bond Fund and may invest in a broader range of securities including domestic high yield bonds and government bonds as well as foreign bonds and government bonds. Combining the funds' assets into a single investment portfolio may broaden diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Second, V.A. Strategic Income Fund shares have performed better than V.A. World Bond Fund over the past year and since inception on August 29, 1996. While past performance cannot predict future results, the Trustees believe that V.A. Strategic Income Fund is better positioned than V.A. World Bond Fund to continue to generate strong returns because of its greater flexibility to choose from among a broader range of investment opportunities.

Third, a combined fund may offer economies of scale that can lead to better control over expenses than is possible for V.A. World Bond Fund alone. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, investor interest in multi-sector income funds has been larger than that of funds focused on foreign bonds. Diminished investor demand could hinder V.A. World Bond Fund's prospects for asset growth and expense reduction in the future. Conversely, existing and anticipated demand for multi-sector bond funds should increase the potential for asset growth and expense reduction for V.A. Strategic Income Fund.

The Trustees believe that V.A. Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because V.A. Strategic Income Fund is a larger fund than V.A. World Bond Fund, the Trustees feel that the addition of V.A. World Bond Fund's assets may add to the diversification of V.A. Strategic Income Fund's overall portfolio. This opportunity provides an economic benefit to V.A. Strategic Income Fund and its shareholders.

The Boards of Trustees of both funds also considered that the adviser will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The Trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, the advisory fee rate paid by V.A. World Bond Fund is higher than the rate paid by V.A. Strategic Income Fund. V.A. Strategic Income Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than V.A. World Bond Fund's management fee rate of 0.75%.

World Bond Fund's gross total annual operating expenses of 2.31% are substantially higher that those of Strategic Income Fund which are 1.13%. Even after the reduction of each fund's other expenses as a result of the adviser's voluntary agreement to limit the funds' other expenses, World Bond Fund's total annual operating expenses (1.00%) are higher than those of Strategic Income Fund (0.85%). After the reorganization, Strategic Income Fund's pro forma total annual operating expenses (0.85%) are less than those of World Bond Fund's gross total annual operating expenses (2.31%) and net total annual operating expenses (1.00%).

V.A. World Bond Fund has not increased its asset size. The Trustees do not believe, given V.A. World Bond Fund's current size and historical growth rate, that V.A. World Bond Fund will grow to an asset size that would allow V.A. World Bond Fund to realize the benefits of economies of scale, including better control over expenses. The Trustees also do not believe that V.A. World Bond Fund will reach an asset size which will allow V.A. World Bond Fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of V.A. World Bond Fund and V.A. Strategic Income Fund.


          ---------------------------------------- ----------------------------- ---------------------------------
          Average Annual Total Return                  V.A. World Bond Fund          V.A. Strategic Income Fund
          ---------------------------------------- ----------------------------- ---------------------------------
          1 year ended 6/30/98                                3.35%                           10.50%
          ---------------------------------------- ----------------------------- ---------------------------------
          Since inception on 8/29/96                          3.90%                           12.65%
          ---------------------------------------- ----------------------------- ---------------------------------

V.A. World Bond Fund's performance has lagged behind the performance of V.A. Strategic Income Fund for the periods shown above.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

            o The reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

            o No gain or loss will be recognized by V.A. World Bond Fund upon (1) the transfer of all of its assets to V.A. Strategic Income Fund as described above or (2) the distribution by V.A. World Bond Fund of V.A. Strategic Income Fund shares to V.A. World Bond Fund's shareholders;

            o No gain or loss will be recognized by V.A. Strategic Income Fund upon the receipt of V.A. World Bond Fund's assets solely in exchange for the issuance of V.A. Strategic Income Fund shares and the assumption of all of V.A. World Bond Fund's liabilities by V.A. Strategic Income Fund;

            o The basis of the assets of V.A. World Bond Fund acquired by V.A. Strategic Income Fund will be the same as the basis of those assets in the hands of V.A. World Bond Fund immediately before the transfer;

            o The tax holding period of the assets of V.A. World Bond Fund in the hands of V.A. Strategic Income Fund will include V.A. World Bond Fund's tax holding period for those assets;

            o The shareholders of V.A. World Bond Fund will not recognize gain or loss upon the exchange of all their shares of V.A. World Bond Fund solely for V.A. Strategic Income Fund shares as part of the reorganization;

            o The basis of V.A. Strategic Income Fund shares received by V.A. World Bond Fund's shareholders in the reorganization will be the same as the basis of the shares of V.A. World Bond Fund surrendered in exchange; and

            o The tax holding period of the V.A. Strategic Income Fund shares that V.A. World Bond Fund shareholders receive will include the tax holding period of the shares of V.A. World Bond Fund surrendered in the exchange, provided that the shares of V.A. World Bond Fund were held as capital assets on the reorganization date.

Additional Terms of Agreement and Plan of Reorganization

Conditions to Closing the Reorganization. The obligation of V.A. World Bond Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by V.A. Strategic Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of V.A. Strategic Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including V.A. World Bond Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from V.A. World Bond Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to approval of the Agreement by the necessary vote of the outstanding shares of V.A. World Bond Fund, in accordance with the provisions of V.A. World Bond Fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The Board of Trustees of either V.A. World Bond Fund or V.A. Strategic Income Fund may terminate the Agreement (even if the shareholders of V.A. World Bond Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. The funds' adviser will be responsible for the expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $45,400 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of June 30, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.9176 V.A. Strategic Income Fund shares being issued for each share of V.A. World Bond Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                  June 30, 1998

                                  V.A.          V.A. Strategic
                               World Bond           Income           Pro Forma
                               ----------           ------           ---------

Net Assets                     $2,457,606        $10,844,333        $13,301,939
Net Asset Value Per  Share          $9.64             $10.51             $10.51
Shares Outstanding                254,904          1,032,151          1,266,051


It is impossible to predict how many shares of V.A. Strategic Income Fund will actually be received and distributed by V.A. World Bond Fund on the reorganization date. The table should not be relied upon to determine the amount of V.A.
Strategic Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.


------------------------------------------- -----------------------------------------------------------------------
Type of Information                         Headings in Combined Prospectus for V.A. World Bond Fund and V.A.
                                            Strategic Income Fund
------------------------------------------- -----------------------------------------------------------------------
Organization and operation                  Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Investment objective and policies           Investment Policies and Strategies
------------------------------------------- -----------------------------------------------------------------------
Portfolio Management                        Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Investment adviser and distributor          Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Expenses                                    The Fund's Expenses
------------------------------------------- -----------------------------------------------------------------------
Custodian and transfer agent                Organization and Management of the Fund
------------------------------------------- -----------------------------------------------------------------------
Dividends, distributions and taxes          Dividends and Taxes
------------------------------------------- -----------------------------------------------------------------------


                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of V.A. World Bond Fund, including the Trustees who are not "interested persons" of either fund or the adviser ("independent trustees"), approved the reorganization. In particular, the Trustees determined that the reorganization was in the best interests of
V.A. World Bond Fund and that the interests of V.A. World Bond Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of V.A. Strategic Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of V.A. Strategic Income Fund and that the interests of V.A. Strategic Income Fund's shareholders would not be diluted as a result of the reorganization.


--------------------------------------------------------------------------------
             The trustees of V.A. World Bond Fund recommend that the
                      shareholders vote for the proposal to
                approve the agreement and plan of reorganization.
--------------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of V.A. World Bond Fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of V.A. World Bond Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of V.A. World Bond Fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

Shares of V.A. World Bond Fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, V.A. World Bond Fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Voting at the Meeting

Contract owners use the voting instruction card as a ballot to give the insurance company voting instructions for those shares attributable to the variable contract as of the record date. When the contract owner completes the voting instruction card and sends it to the insurance company, the insurance company votes its proxy in accordance with the contract owner's instructions. If the contract owner completes and signs the voting instruction card, the shares attributable to the variable contract will be voted as instructed. If the contract owner merely signs and returns the card, the life insurance company will vote those shares in favor of the proposal. If the contract owner does not return the card, the life insurance company will vote those shares in the same proportion as shares for which instructions were received from other contract owners.

Shares of V.A. World Bond Fund which are not attributable to variable contracts will be represented and voted by one of the insurance companies in the same proportion as the voting instructions received from contract owners. These shares include shares purchased with contributions made as seed capital to the fund by the adviser.

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of V.A. World Bond Fund and by personnel of V.A. World Bond Fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Servicing Center. The Servicing Center, together with a third party solicitation firm, has agreed to provide proxy solicitation services to V.A. World Bond Fund at a cost of approximately $1,000.

Revoking Proxies

Each V.A. World Bond Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

        o By filing a written notice of revocation with V.A. World Bond Fund's transfer agent, John Hancock Servicing Center, P.O. Box 9298, Boston, Massachusetts 02210, or

        o By returning a duly executed proxy with a later date before the time of the meeting, or

        o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of V.A. World Bond Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Contract owners may revoke their voting instructions at any time before the proxy is voted by the life insurance company by following the procedure outlined above for revoking proxies.

Outstanding Shares and Quorum


As of January 22, 1999, 271,444.479 shares of beneficial interest of V.A. World Bond Fund were outstanding. Only shareholders of record on January 22, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of V.A. World Bond Fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

V.A. World Bond Fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of V.A. World Bond Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

                        OWNERSHIP OF SHARES OF THE FUNDS

As of January 22, 1999, the following companies owned, on behalf of certain separate accounts, more than 5% of the funds' outstanding shares:


             Name and Address                         Number of Shares                      Percentage of Fund
             ----------------                         ----------------                      ------------------

V.A. World Bond Fund
------------------------------------------- -------------------------------------- --------------------------------------
    John Hancock Mutual Life Insurance                   21,514.996                                7.90%
            Company (JHMLICO)
           200 Clarendon Street
       Boston, Massachusetts 02117

------------------------------------------- -------------------------------------- --------------------------------------
   John Hancock Variable Life Insurance                  21,617.975                                8.00%
            Company (JHVLICO)
           197 Clarendon Street
       Boston, Massachusetts 02117

------------------------------------------- -------------------------------------- --------------------------------------
    John Hancock Advisers, Inc. (JHA)                    228,311.508                              84.10%
          101 Huntington Avenue
       Boston, Massachusetts 02199

------------------------------------------- -------------------------------------- --------------------------------------

V.A. Strategic Income Fund

------------------------------------------- -------------------------------------- --------------------------------------
    John Hancock Mutual Life Insurance                   532,202.394                              34.70%
            Company (JHMLICO)
           200 Clarendon Street
       Boston, Massachusetts 02117

------------------------------------------- -------------------------------------- --------------------------------------
   John Hancock Variable Life Insurance                  775,373.422                              49.30%
            Company (JHVLICO)
           197 Clarendon Street
       Boston, Massachusetts 02117

------------------------------------------- -------------------------------------- --------------------------------------
    John Hancock Advisers, Inc. (JHA)                    245,698.693                              16.00%
          101 Huntington Avenue
       Boston, Massachusetts 02199

------------------------------------------- -------------------------------------- --------------------------------------

However, these companies, on behalf of the separate accounts, will vote their V.A. World Bond Fund shares only in accordance with voting instructions received from the contract or certificate owners. For this reason, the companies do not exercise control over the funds by virtue of their record ownership of fund shares.


                                     EXPERTS

The financial statements and the financial highlights of each fund as of December 31, 1997 and for the periods then ended and the unaudited financial statements and financial highlights of each fund as of June 30, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of December 31, 1997 have been independently audited by Ernst & Young LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their report given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at (http://www.sec.gov).

[LOGO] JOHN HANCOCK FUNDS
         A Global Investment Management Firm

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                        John Hancock V.A. World Bond Fund
                  Special Meeting of Shareholders to Be Held on
                                 March 18, 1999

Indicate your voting instructions below by filling in the appropriate boxes using blue or black ink or dark pencil.

This voting instruction card, if properly executed, will be voted in the manner directed by the contract owner. If this voting instruction is executed and no direction is made, this voting instruction will be voted for all proposals and in the discretion of the insurance company upon such other business as may properly come before the meeting.

Proposal 1. To approve an Agreement and Plan of Reorganization between John Hancock V.A. World Bond Fund and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"). Under this Agreement, V.A. World Bond Fund would transfer all of its assets to V.A. Strategic Income Fund in exchange for shares of V.A. Strategic Income Fund. These shares would be distributed proportionately to the shareholders of V.A. World Bond Fund. V.A. Strategic Income Fund would also assume V.A. World Bond Fund's liabilities.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

[LOGO] JOHN HANCOCK FUNDS
         A Global Investment Management Firm

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                              VOTE THIS CARD TODAY!
                      A PROMPT RESPONSE WILL SAVE THE FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

JOHN HANCOCK V.A. WORLD BOND FUND
A series of John Hancock Declaration Trust

         These voting instructions will be used by the insurance companies in connection with a solicitation of proxies by the trustees of the Fund.

         The undersigned, revoking previous instructions, hereby instructs the above-referenced insurance companies to vote all the shares of beneficial interest of John Hancock V.A. World Bond Fund ("V.A. World Bond Fund") attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Meeting") of V.A. World Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, and at any adjournment(s) of the Meeting. Receipt of the Proxy Statement dated February 12, 1999 is hereby acknowledged. If not revoked, this card shall be voted for the proposal.

         Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares held in the fund portfolio attributable to the undersigned at the special meeting of shareholders and at any adjornment thereof, as specified on the reverse side.

                                                    PLEASE SIGN, DATE AND RETURN
                                                   PROMPTLY IN ENCLOSED ENVELOPE

                                    Date        , 1999 NOTE: Signature(s) should
                                    agree with the name(s) printed herein. When
                                    signing as attorney, executor,
                                    administrator, trustee or guardian, please
                                    give your full name as such. If a
                                    corporation, please sign in full corporate
                                    name by president or other authorized
                                    officer. If a partnership, please sign in
                                    partnership name by authorized person.
                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)







S:/corpsec/proxy/v.a.votcard